2020 EQUITY INCENTIVE PLAN OF
DIGITAL TURBINE, INC.
NOTICE OF GRANT AND RESTRICTED STOCK AGREEMENT

NOTICE OF GRANT

You are being granted the number of shares of Restricted Stock of Digital Turbine, Inc. (the “Company”) as set forth below, subject to the terms and conditions of the 2020 Equity Incentive Plan of Digital Turbine, Inc. (“Plan”) and this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”). Except as otherwise defined in the Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan.

Participant:

Home Address:

Number of Shares of Restricted Stock Granted:

Grant Date:

Period of Restriction:

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge your receipt of the Restricted Stock issued on the Grant Date indicated above. You further: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) represent that you have reviewed the Plan and this Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) represent that you fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and this Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

For Digital Turbine, Inc.:

By:
Name:
Title:
Company Address:

Participant:

By:
Name:

RESTRICTED STOCK AGREEMENT

1. Grant of Restricted Stock. The Company hereby grants to you the number of shares of Restricted Stock specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the terms and conditions of the Notice of Grant, this Restricted Stock Agreement including the attachments hereto (“Restricted Stock Agreement”), and the Plan. In consideration of such grant, you agree to be bound by the terms and conditions of the Notice of Grant, of this Restricted Stock Agreement, and of the Plan.

2. Period of Restriction. During the Period of Restriction specified in the Notice of Grant, the Shares shall remain subject to the Company’s Return Right (defined in Section 3 hereof). The Period of Restriction shall expire and the Company’s Return Right shall lapse as to the Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant (each, a “Release Date”); provided, however, that no Shares shall be released on any Release Date if the Participant has ceased Continuous Status as an Employee, Consultant or Director prior to such date. Any and all Shares subject to the Company’s Return Right at any time shall be defined in this Notice and Agreement as “Unreleased Shares.”

3. Return of Restricted Stock to Company. If Participant ceases Continuous Status as an Employee, Consultant or Director for any reason (a “Return Event”), the Company shall automatically become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Shares to its own name (the “Return Right”), and the Company shall not have any further obligations to the Participant under this Notice and Agreement with respect to the Unreleased Shares. The Participant shall continue to own any Shares subject to the terms of the Plan and this Notice and Agreement with respect to which the Participant has Continuous Status as an Employee, Consultant or Director through the day immediately prior to the Release Date(s) specified in the Notice of Grant for such Shares.

4. Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees contemplated by this Notice and Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Release Date applicable to such Shares, and until the applicable Release Date, any such attempted disposition will be void. In addition, as a condition to any transfer of the Shares on or after such Release Date, the Company may, in its discretion, require: (i) that the Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Shares may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Law.

5. Retention of Shares. To ensure the availability for delivery of the Participant’s Unreleased Shares upon their return to the Company pursuant to this Notice and Agreement, the Company shall retain possession of the share certificates representing the Unreleased Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Company shall hold the Unreleased Shares and related stock assignment until the Release Date for such Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B.

6. Stockholder Rights. Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Shares while they are retained by the Company pursuant to Section 5 hereof, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time prior to a Release Date, there is (i) any stock dividend, stock split or other change in the Shares described in the Plan, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant’s ownership of the Shares shall be immediately subject to the terms of this Notice and Agreement and included thereafter as Shares for purposes of this Notice and Agreement. In the event the Participant forfeits any rights the Participant has under this Notice and Agreement in accordance with Section 3 hereof, the Participant shall, on the date of such forfeiture, no longer have any rights as a stockholder with respect to the Unreleased Shares and shall no longer be entitled to vote or receive dividends on such Shares.

7. Legends. The stock certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. U.S. Tax Consequences.

(a) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Notice and Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Notice and Agreement.

(b) The Participant understands that for U.S. taxpayers, Section 83 of the Code, taxes as ordinary income the difference between the purchase price for the Shares, if any, and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to the return of the Shares upon a Return Event. The Participant understands that if the Participant is a U.S. taxpayer, the Participant may elect to be taxed at the time the Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of acquisition. A form which may be used for making this election is attached as Exhibit C hereto. If the Participant elects to make an election under Section 83(b) of the Code, the Participant shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of such election with the Internal Revnue Service.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

(c) To the extent that (i) the receipt of the Restricted Stock, (ii) the lapsing of the Period of Restrictions or any other restriction, or (iii) the operation of any law or regulation providing for the imputation of interest results in compensation income or wages to the Participant for federal or state income tax purposes (a “Taxable Event”), the Participant will deliver to the Company at the time of such Taxable Event such amount of money or Shares as the Company may require to meet all obligations under applicable tax laws or regulations, and, if the Participant fails to do so, the Company is authorized to withhold or cause to be withheld from any cash or share remuneration then or thereafter payable to the Participant any tax required to be withheld by reason of compensation income or wages resulting from such Taxable Event.

(d) This Notice and Agreement is intended to be excepted from, or otherwise comply with, the requirements of Section 409A of the Code, and this Notice and Agreement should be interpreted in such a manner to satisfy such exception or otherwise comply with Section 409A of the Code.

(e) The Participant acknowledges and agrees that (i) the Participant is not relying upon any written or oral statement or representation of the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with execution of this Notice and Agreement and the receipt and holding of Restricted Stock, and (ii) in deciding to enter into this Notice and Agreement, the Participant is relying on the Participant’s own judgment and the judgment of the professionals of the Participant’s choice with whom the Participant has consulted. The Participant hereby releases, acquits and forever discharges the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with the execution of this Notice and Agreement and the receipt and holding of the Restricted Stock.

9. General.

(a) This Notice and Agreement shall be governed by and construed under the laws of the State of Delaware. The Notice and Agreement and the Plan, which is incorporated herein by reference, represents the entire agreement between the parties with respect to the Restricted Stock granted to the Participant hereunder. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Notice and Agreement, the terms and conditions of the Plan shall prevail.

(b) Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Notice and Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing.

(c) The rights of the Company under this Notice and Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Notice and Agreement may only be assigned with the prior written consent of the Company.

(d) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Notice and Agreement.

(e) THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY CONTINUING STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING SHARES HEREUNDER.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto Digital Turbine, Inc. _________________________________(__________) shares of the common stock of Digital Turbine, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________ attorney to transfer the said stock on the books of the within named corporation, with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Notice of Grant and the Restricted Stock Agreement between Digital Turbine, Inc. and the undersigned dated_____________, 20__.

Dated: _______________, 20___

Signature:
Print Name:

Please DO NOT fill in anything other than the signature block.
The purpose of this assignment is to enable the Company to receive the return of the Shares as set forth in the Notice and Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B

CONSENT OF SPOUSE

I, ____________________, spouse of ___________________, have read and approve the foregoing Notice of Grant and Restricted Stock Agreement (the “Notice and Agreement”). In consideration of Digital Turbine, Inc.’s grant to my spouse of Restricted Stock of the Company as set forth in the Notice and Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Notice and Agreement and agree to be bound by the provisions of the Notice and Agreement insofar as I may have any rights in said Notice and Agreement or any Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Notice and Agreement.

Dated: _______________, 20__

Signature of Spouse:
Print Name:

EXHIBIT C

ELECTION UNDER SECTION 83(b)
OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.       The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2. The property with respect to which the election is made is described as follows: __________________(________) shares of the common stock (“Shares”) of Digital Turbine, Inc. (the “Company”).

3. The date on which the property was transferred is ______________, 20__.

4. The property is subject to the following restrictions:

The Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Notice of Grant and Restricted Stock Agreement between the undersigned and the Company dated as of ___________, 20__. This right lapses with regard to a portion of the Shares based on the undersigned’s continuous status as an employee, consultant or director over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $[_________].

6. The amount (if any) paid for such property is: $0.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _______________, 20__   Signature of Taxpayer:

The undersigned spouse of taxpayer joins in this election.

Dated: _______________, 20__   Signature of Taxpayer: